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                                EXHIBIT (5)(c)(2)

                         FORM OF INDIVIDUAL APPLICATION

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                                                                                     Issued by:  Transamerica Life Insurance Company
                                                                                                 4333 Edgewood Road N.E.
                                                                                                 Cedar Rapids, IA 52499-0001
                                                                                     Mail the application and a check:
                                                                                                 Transamerica Life Insurance Company
        variable annuity application                                                             Attn: Variable Annuity Dept.

                                                                                                                           [LOGO](R)
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 1. owner   If no annuitant is specified in #2, the Owner will           joint owner(s)
            be the annuitant.
 In the event the owner is a trust, please provide verification of trustees. Trustee certificate in forms booklet.

   Last Name                                                             Last Name

   ___________________________________________________________           ___________________________________________________________
   First Name                                                            First Name

   ___________________________________________________________           ___________________________________________________________
   Address                                                               Address

   ___________________________________________________________           ___________________________________________________________
   Street                                                                Street

   ___________________________________________________________           ___________________________________________________________
   City                                 State          Zip               City                                 State          Zip

   Phone___________________SS# / TIN__________________________           Phone___________________SS# / TIN__________________________

   [_] Male  [_] Female    Birthdate _________________________           [_] Male  [_] Female    Birthdate _________________________
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 2. annuitant Complete only if different from Owner.                     Address

   Last Name                                                             ___________________________________________________________
                                                                         Street
   ___________________________________________________________
   First Name                                                            ___________________________________________________________
                                                                         City                                State           Zip
   ___________________________________________________________
                                                                         Phone____________________SS# / TIN_________________________
   Relationship to Owner______________________________________
                                                                         [_] Male  [_] Female     Birthdate_________________________
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 3. beneficiary(ies)

   Primary_______________________________________________   Relationship to Annuitant:_____________________________________ _______%

   Primary_______________________________________________   Relationship to Annuitant:_____________________________________ _______%

   Contingent:___________________________________________   Relationship to Annuitant:_____________________________________ _______%

   Contingent:___________________________________________   Relationship to Annuitant:_____________________________________ _______%
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 4. type of annuity

    [_] Non-qualified    Qualified Types: [_] IRA   [_] Roth IRA   [_] SEP/IRA    [_] 403(b)    [_] Keogh    [_] Roth Conversion
                                          [_] Other _______________________________________________

    IRA / SEP / ROTH IRA
    $____________ Contribution for tax year___________            ROTH IRA Rollover
    $____________ Trustee to Trustee Transfer                        __________________ Date first established or date of conversion
    $____________ Rollover from [_] IRA [_] 403(b) [_] Pension      $__________________ Portion previously taxed
                  [_] Other___________________________________
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 5. managed annuity program    Please complete.
    Managed Annuity Program Option:  [_] Yes (Available at an additional cost, see prospectus)   [_] No
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 6. minimum death benefit   Select one if owner(s) & annuitant           7. replacement information
                            are age 84 or under.* If no
                            selection, then Return of Premium
                            will apply.

   Your selection cannot be changed after the policy has been               Will this annuity replace or change any existing annuity
   issued.                                                                  or life insurance?
   [_] 5% Annually Compounding Death Benefit to age 81 (only                [_] No    [_] Yes (If Yes, complete the following)
       if owner(s) and annuitant are under age 81 at time of
       purchase.) Annual M&E risk fee and administrative                    Company_________________________________________________
       charge is 1.85%
   [_] Annual Step-Up Death Benefit (only if owner(s) and                   Policy No.______________________________________________
       annuitant are under age 81 at time of purchase.) Annual
       M&E risk fee and administrative charge is 1.85%
   [_] Return of Premium Death Benefit
       Annual M&E risk fee and administrative charge is 1.70%

    *(If owner(s) or annuitant is age 85 or older on the policy date, there is no guaranteed minimum death benefit option to be elected.)
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VA-APP R1001

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8. allocation of premium payments  Please fill in selected funds and fixed accounts. The initial premium will be allocated as selected here. If Dollar Cost Averaging also complete section 9.

Initial Premium $___________________ Make check payable to Transamerica Life Insurance Company.
Following is authorized to make telephone transfer requests (check one only):
[_] Owner(s) only, or     [_] Owner(s) and Owner's Registered Representative ______________________________________

                                                          VARIABLE OPTIONS

   PORTFOLIO                                                INITIAL   DCA       PORTFOLIO                               INITIAL  DCA
--------------------------------------------------------------------------  --------------------------------------------------------
Aggressive Asset Allocation                                   .0%     .0%   Janus Aspen - Worldwide Growth Portfolio -
                                                                            Service Shares                                .0%    .0%
--------------------------------------------------------------------------  --------------------------------------------------------
AIM V.I. Basic Value Fund - Series II Shares                  .0%     .0%   Janus Balanced (A/T)                          .0%    .0%
--------------------------------------------------------------------------  --------------------------------------------------------
AIM V.I. Capital Appreciation Fund - Series II Shares         .0%     .0%   Janus Growth II (A/T)                         .0%    .0%
--------------------------------------------------------------------------  --------------------------------------------------------
Alger Aggressive Growth                                       .0%     .0%   Jennison Growth                               .0%    .0%
--------------------------------------------------------------------------  --------------------------------------------------------
Alliance Growth & Income Portfolio - Class B                  .0%     .0%   J.P. Morgan Enhanced Index                    .0%    .0%
--------------------------------------------------------------------------  --------------------------------------------------------
Alliance Premier Growth Portfolio - Class B                   .0%     .0%   MFS High Yield                                .0%    .0%
--------------------------------------------------------------------------  --------------------------------------------------------
American Century Income & Growth                              .0%     .0%   MFS New Discovery Series - Service Class      .0%    .0%
--------------------------------------------------------------------------  --------------------------------------------------------
American Century International                                .0%     .0%   MFS Total Return Series - Service Class       .0%    .0%
--------------------------------------------------------------------------  --------------------------------------------------------
BlackRock Global Science & Technology                         .0%     .0%   Moderate Asset Allocation                     .0%    .0%
--------------------------------------------------------------------------  --------------------------------------------------------
BlackRock Mid Cap Growth                                      .0%     .0%   Moderately Aggressive Asset Allocation        .0%    .0%
--------------------------------------------------------------------------  --------------------------------------------------------
Capital Guardian Global                                       .0%     .0%   PBHG/NWQ Value Select                         .0%    .0%
--------------------------------------------------------------------------  --------------------------------------------------------
Capital Guardian U.S. Equity                                  .0%     .0%   PBHG Mid Cap Growth                           .0%    .0%
--------------------------------------------------------------------------  --------------------------------------------------------
Capital Guardian Value                                        .0%     .0%   PIMCO Total Return                            .0%    .0%
--------------------------------------------------------------------------  --------------------------------------------------------
Clarion Real Estate Securities                                .0%     .0%   Salomon All Cap                               .0%    .0%
--------------------------------------------------------------------------  --------------------------------------------------------
Conservative Asset Allocation                                 .0%     .0%   Transamerica Convertible Securities           .0%    .0%
--------------------------------------------------------------------------  --------------------------------------------------------
Dreyfus Small Cap Value                                       .0%     .0%   Transamerica Equity                           .0%    .0%
--------------------------------------------------------------------------  --------------------------------------------------------
Fidelity - VIP Equity-Income Portfolio - Service Class 2      .0%     .0%   Transamerica Growth Opportunities             .0%    .0%
--------------------------------------------------------------------------  --------------------------------------------------------
Fidelity - VIP Growth Portfolio - Service Class 2             .0%     .0%   Transamerica U.S. Government Securities       .0%    .0%
--------------------------------------------------------------------------  --------------------------------------------------------
Fidelity - VIP Contrafund(R)Portfolio - Service Class 2       .0%     .0%   T. Rowe Price Equity Income                   .0%    .0%
--------------------------------------------------------------------------  --------------------------------------------------------
Fidelity - VIP Mid Cap Portfolio - Service Class 2            .0%     .0%   T. Rowe Price Growth Stock                    .0%    .0%
--------------------------------------------------------------------------  --------------------------------------------------------
Fidelity - VIP Value Strategies Portfolio - Service Class 2   .0%     .0%   T. Rowe Price Small Cap                       .0%    .0%
--------------------------------------------------------------------------  --------------------------------------------------------
Gabelli Global Growth                                         .0%     .0%   Van Kampen Active International Allocation    .0%    .0%
--------------------------------------------------------------------------  --------------------------------------------------------
Great Companies - America(SM)                                 .0%     .0%   Van Kampen Asset Allocation                   .0%    .0%
--------------------------------------------------------------------------  --------------------------------------------------------
Great Companies - Global /2/                                  .0%     .0%   Van Kampen Emerging Growth                    .0%    .0%
--------------------------------------------------------------------------  --------------------------------------------------------
Great Companies - Technology(SM)                              .0%     .0%   Van Kampen Money Market                       .0%    .0%
--------------------------------------------------------------------------  --------------------------------------------------------
Janus Aspen - Aggressive Growth Portfolio - Service Shares    .0%     .0%                                      TOTAL MUST = 100.0%
--------------------------------------------------------------------------  --------------------------------------------------------

                                                            FIXED OPTIONS

.. Policy values when allocated to any        Dollar Cost Averaging Account                                             .0%
of the Variable Options are not              ---------------------------------------------------------------------------------------
guaranteed as to fixed dollar amount.          (Must complete DCA allocation above and section 9.)                     .0%
                                             ---------------------------------------------------------------------------------------
.. When funds are allocated to Fixed          1 Year Guarantee Period                                                   .0%
Account Guarantee Periods, policy values     ---------------------------------------------------------------------------------------
under policy may increase or decrease        3 Year Guarantee Period                                                   .0%
in accordance with Excess Interest           ---------------------------------------------------------------------------------------
Adjustment prior to the end of               5 Year Guarantee Period                                                   .0%
Guarantee Period.                            =======================================================================================
                                               TOTAL VARIABLE AND FIXED                                               100%    100%
                                             =======================================================================================
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9. dollar cost averaging program   Must complete DCA Allocation in Section 8. Authorized by Owner signature in Section 10.
TRANSFER FROM:              [_] DCA Fixed                           FREQUENCY OPTIONS:     ______  Monthly Transfers(6min., 24 max.)
                    [_] Money Market [_] U.S. Gov't Securities                             ______  Quarterly (4 min., 8 max.)
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10. signature(s) of authorization acceptance

  .  Unless I have notified the Company of a community or marital property interest in this policy, the Company will rely on good faith belief that no such interest exists and will assume no responsibility for inquiry.
  .  To the best of my knowledge and belief, my answers to the questions on this application are correct and true, and I agree that this application becomes a part of the annuity policy when issued to me.
  .  I (we) am in receipt of a current prospectus for this variable annuity.
  .  This application is subject to acceptance by Transamerica Life Insurance Company. If this application is rejected for any reason, Transamerica Life Insurance Company will be liable only for return of premiums paid.
 [_] Check here if you want to be sent a copy of Statement of Additional Information.
  I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE SUITABLE FOR MY NEEDS.

  Signed at:   City _____________________________________________  State ______________________________  Date ______________________

  Owner(s)_________________________________________ Joint Owner(s)__________________________________________________________________

  Annuitant (if not Owner)__________________________________________________________________________________________________________
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11. agent information

  Do you have any reason to believe the annuity applied for will replace or change any existing annuity or life insurance? [_] No
  [_] Yes
  I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE IS SUITABLE FOR HIS/HER NEEDS.

  Registered Rep/Licensed Agent Name (please print):_____________________________________  Signature________________________________

  Phone_____________________________________________________ SS# / TIN______________________________________________________________

  Firm Name_________________________________________________________________________________________________________________________

  Firm Address______________________________________________________________________________________________________________________

For Registered Representative Use Only - Contact your home office for program information. [_] Option A [_] Option B [_] Option C
(Once selected program cannot be changed)
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VA-APP R1001 B